SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)      April 29, 2004

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400,, Englewood, CO	80112

(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
Press Release

Item 12. Results of Operations and Financial Condition.

On April 29, 2004, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing its financial results for the first quarter of fiscal year 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 12 by reference.

Exhibit No.	Document Description
99.1	Press Release, dated April 29, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST
Dated: April 29, 2004	By:	/s/ R. Scot Sellers
R. Scot Sellers
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Document Description
99.1	Press Release, dated April 29, 2004